Related party disclosures	12 Months Ended
Dec. 31, 2020
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Related party disclosures
8.	Related party disclosures
Note 1 provides information about the Group’s structure, including details of the subsidiaries and the holding company. The following table provides the total amount of transactions that have been entered into with the related parties in 2020, 2019 and 2018.

	2020			2019			2018
	Purchases	Sales	Other loss (income)	Purchases	Sales	Other loss (income)	Purchases	Sales	Other loss (income)
Associates	104	62	—	110	98	—	121	103	(33)
Controlling shareholders and entities under control of the Group’s Controlling shareholders	1,451	336	142	904	184	138	280	52	(9)

Total	1,555	398	142	1,014	282	138	401	155	(42)

As of December 31, 2020 and 2019, the Group had the following balances in settlement with related parties:

	December 31, 2020			December 31, 2019
	Financial assets from and advances given to	Financial liabilities to	Total outstanding, net	Financial assets from and advances given to	Financial liabilities to	Total outstanding, net
Associates	7	(20)	(13)	7	(6)	1
Controlling shareholders and entities under control of the Group’s Controlling shareholders	140	(1,565)	(1,425)	100	(963)	(863)

Total	147	(1,585)	(1,438)	107	(969)	(862)

(a)	Controlling shareholders and entities under control of the Group’s Controlling shareholders
As of December 31, 2020 and 2019, the amounts of
non-current
financial assets fully covered by the allowance for expected credit losses included amounts receivable of RUB 24,391 million and RUB 24,391 million, respectively, assigned to the Group’s related party entitled to collect amounts due from third party metallurgical plants, with further repayment to the Group. In January 2020, the Group extended the terms of repayment through 2027.
As of December 31, 2020 and 2019, the amounts of financial liabilities included amounts the trade and other payables of RUB 1,088 million and RUB 456 million, respectively, and amounts of the current lease liabilities of RUB 76 million and RUB 94 million, respectively, and non-current
lease liabilities of RUB 421 million and RUB 419 million, respectively.
Mechel PAO purchased 6,419,753 of its ordinary shares from the Controlling shareholders and entities under control of the Group’s Controlling shareholders for RUB 517 million as a result of the buyback of the shares on September 29, 2020 (Note 23).

The outstanding cash balance in Coalmetbank, an entity under control of the Group’s Controlling shareholders, was RUB 382 million and RUB 1,509 million as of December 31, 2020 and December 31, 2019, respectively.
In 2020 and 2019, the Group purchased energy and electricity from its related party in the amount of RUB 1,265 million and RUB 692 million, respectively.

(b)	Compensation to key management personnel
The total compensation to key management personnel was included in general and administrative expenses in the consolidated statement of profit (loss) and other comprehensive income and consisted of the short-term employee benefits in the amount of RUB 602 million, RUB 592 million and RUB 561 million in the year ended December 31, 2020, 2019 and 2018, respectively. There are no share-based payments to key management personnel. The Group’s directors and executive officers are also provided with voluntary medical insurance and the use of wireless services.